UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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☐     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

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☐     Soliciting Material under §240.14a-12

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88464-P47881 2026 Annual Meeting Vote by May 11, 2026 11:59 p.m. ET CONOCOPHILLIPS 16930 PARK ROW DR. SPIRIT ONE, #15-N055 HOUSTON, TX 77084 You invested in CONOCOPHILLIPS, and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material(s) for the Annual Meeting of Stockholders to be held on May 12, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Virtually at: www.virtualshareholdermeeting.com/COP2026 Vote Virtually at the Meeting* May 12, 2026 9:00 a.m., Central Time *Many stockholder meetings have attendance requirements. Please check the meeting materials for additional special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| | Voting Items | Board Recommends |
|---|---|---|
| 1. | ELECTION OF DIRECTORS. | |
| | **Nominees:** | |
| 1a. | Dennis V. Arriola | For |
| 1b. | Nelda J. Connors | For |
| 1c. | Gay Huey Evans | For |
| 1d. | Jeffrey A. Joerres | For |
| 1e. | Ryan M. Lance | For |
| 1f. | Timothy A. Leach | For |
| 1g. | Kathleen A. McGinty | For |
| 1h. | William H. McRaven | For |
| 1i. | Sharmila Mulligan | For |
| 1j. | Arjun N. Murti | For |
| 1k. | Robert A. Niblock | For |
| 1l. | David T. Seaton | For |
| 1m. | R.A. Walker | For |
| 2. | Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips' independent registered public accounting firm for 2026. | For |
| 3. | Advisory Approval of Executive Compensation. | For |
| 4. | Stockholder Proposal - Independent Board Chairman. | Against |
| 5. | In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. | |

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V88465-P47881

1 Toppan Merrill Service From: SPECIMEN <id@proxyvote.com> Sent: Wednesday, March 11, 2026 6:17 PM To: Butler, Laurie Subject: #COP26INT# CONOCOPHILLIPS Annual Meeting %Z92256_0_0123456789012345_ 0000001% This Message Is From an External Sender This message came from outside your organization. Use caution when clicking links or opening attachments. Report suspicious emails by clicking the "Report" button in your Outlook toolbar or forward to SIRT@Broadridge.com. Be the vote that counts. CONOCOPHILLIPS

2 2026 Annual Meeting May 12, 2026 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of March 18, 2026 Control Number: 0123456789012345 Vote Plan Shares by: May 5, 2026 This email contains a control number which will allow you to direct voting for shares of ConocoPhillips stock in your employee share plan or other stock plan (“Plan”). The 2026 Annual Meeting of Stockholders of ConocoPhillips will be held via live webcast on May 12, 2026 at 9:00 a.m. Central Time. You may attend the virtual meeting by clicking the

3 following link. You will also need the control number below to enter the meeting. Attend the Virtual Meeting https://www.virtualshareholdermeeting.com/COP2026 As a Plan member or participant, you may direct Computershare, the Plan trustee or custodian, to vote or, if applicable, directly vote the shares of ConocoPhillips Common Stock representing your interest in the Plan as of March 18, 2026, the record date for the 2026 Annual Meeting of Stockholders. Our records indicate that either (i) you have elected to receive electronic copies of the Annual Meeting materials OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials. We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER to vote. CONTROL NUMBER: 0123456789012345 You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site. https://www.proxyvote.com Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will be accepted until 11:59 p.m. (ET) on May 5, 2026. Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication. If you would like to receive hard copies of the Annual Meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by email and delete the message and any attachments from your system.

4 This email represents the following share(s): CONOCOPHILLIPS 123,456,789,012.00000 CONOCOPHILLIPS 123,456,789,012.00000 CONOCOPHILLIPS 123,456,789,012.00000 CONOCOPHILLIPS 123,456,789,012.00000 CONOCOPHILLIPS - SHARE OWNERSHIP PLAN 123,456,789,012.00000 CONOCOPHILLIPS - SHARE INCENTIVE PLAN 123,456,789,012.00000 CONOCOPHILLIPS - AUSTRALIA SHARES 123,456,789,012.00000 CONOCOPHILLIPS - NORWAY SHARES 123,456,789,012.00000 CONOCOPHILLIPS - SPA 123,456,789,012.00000 CONOCOPHILLIPS - SPA P66 SHARES 123,456,789,012.00000 View documents: Annual Report | Notice of Meeting and Proxy Statement | © 2026 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

1 Toppan Merrill Service From: SPECIMEN <id@proxyvote.com> Sent: Friday, March 6, 2026 9:25 AM To: Krause, Dominique Subject: #COP26XEMP# CONOCOPHILLIPS Annual Meeting %Z92257_0_0123456789012345 _0000001% Follow Up Flag: Follow up Flag Status: Flagged This Message Is From an External Sender This message came from outside your organization. Use caution when clicking links or opening attachments. Report suspicious emails by clicking the "Report" button in your Outlook toolbar or forward to SIRT@Broadridge.com. Be the vote that counts.

2 CONOCOPHILLIPS 2026 Annual Meeting May 12, 2026 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of March 18, 2026 Control Number: 0123456789012345 Vote Plan Shares by: May 7, 2026 This email contains a control number which will allow you to direct voting for shares of ConocoPhillips stock in the ConocoPhillips Savings Plan.

3 The 2026 Annual Meeting of Stockholders of ConocoPhillips will be held via live webcast on May 12, 2026 at 9:00 a.m. Central Time. You may attend the virtual meeting by clicking the following link. You will also need the control number below to enter the meeting. Attend the Virtual Meeting https://www.virtualshareholdermeeting.com/COP2026 As a participant in the Savings Plan, you may direct Fidelity Management Trust Company, the Trustee of the Savings Plan, to vote the shares of ConocoPhillips Common Stock representing your Savings Plan interest as of March 18, 2026, the record date for the 2026 Annual Meeting of Stockholders. We are providing you, as a former employee and stockholder of our Company, with electronic copies of the Annual Meeting materials and an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER to vote. CONTROL NUMBER: 0123456789012345 You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site. https://www.proxyvote.com Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will be accepted until 11:59 p.m. (ET) on May 7, 2026. Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication. If you would like to receive hard copies of the Annual Meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by email and delete the message and any attachments from your system.

4 This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Annual Report | Notice of Meeting and Proxy Statement | © 2026 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

1 Toppan Merrill Service From: SPECIMEN <id@proxyvote.com> Sent: Friday, March 6, 2026 9:17 AM To: Krause, Dominique Subject: #COP26NON# CONOCOPHILLIPS Annual Meeting %Z92255_0_0123456789012345_ 0000001% Follow Up Flag: Follow up Flag Status: Flagged This Message Is From an External Sender This message came from outside your organization. Use caution when clicking links or opening attachments. Report suspicious emails by clicking the "Report" button in your Outlook toolbar or forward to SIRT@Broadridge.com. Be the vote that counts.

2 CONOCOPHILLIPS 2026 Annual Meeting May 12, 2026 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of March 18, 2026 Control Number: 0123456789012345 Vote Plan Shares by: May 7, 2026 This email contains a control number which will allow you to direct voting for shares of ConocoPhillips stock in the ConocoPhillips Savings Plan.

3 The 2026 Annual Meeting of Stockholders of ConocoPhillips will be held via live webcast on May 12, 2026 at 9:00 a.m. Central Time. You may attend the virtual meeting by clicking the following link. You will also need the control number below to enter the meeting. Attend the Virtual Meeting https://www.virtualshareholdermeeting.com/COP2026 As a participant in the Savings Plan, you may direct Fidelity Management Trust Company, the Trustee of the Savings Plan, to vote the shares of ConocoPhillips Common Stock representing your Savings Plan interest as of March 18, 2026, the record date for the 2026 Annual Meeting of Stockholders. We are providing you, as an employee stockholder of our Company, with electronic copies of the Annual Meeting materials and an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER to vote. CONTROL NUMBER: 0123456789012345 You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site. https://www.proxyvote.com Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will be accepted until 11:59 p.m. (ET) on May 7, 2026. Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication. If you would like to receive hard copies of the Annual Meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by email and delete the message and any attachments from your system.

4 This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Annual Report | Notice of Meeting and Proxy Statement | © 2026 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

1 Toppan Merrill Service From: SPECIMEN <id@proxyvote.com> Sent: Thursday, March 5, 2026 5:24 PM To: Krause, Dominique Subject: #COP26ACT# CONOCOPHILLIPS Annual Meeting %Z92254_0_0123456789012345_ 0000001% Follow Up Flag: Follow up Flag Status: Flagged This Message Is From an External Sender This message came from outside your organization. Use caution when clicking links or opening attachments. Report suspicious emails by clicking the "Report" button in your Outlook toolbar or forward to SIRT@Broadridge.com. Be the vote that counts.

2 CONOCOPHILLIPS 2026 Annual Meeting May 12, 2026 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of March 18, 2026 Control Number: 0123456789012345 Vote Plan Shares by: May 7, 2026 The email below contains a control number which will allow you to act as a fiduciary and direct voting for unvoted shares of ConocoPhillips stock held in the ConocoPhillips Savings Plan.

3 The 2026 Annual Meeting of Stockholders of ConocoPhillips will be held via live webcast on May 12, 2026 at 9:00 a.m. Central Time. You may attend the virtual meeting by clicking the following link. You will also need the control number below to enter the meeting. Attend the Virtual Meeting https://www.virtualshareholdermeeting.com/COP2026 We are providing you, as an employee stockholder of our Company, with electronic copies of the Annual Meeting materials and an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER to vote. Notice of Fiduciary Vote — As an active employee participating in the Savings Plan you may (and by voting using the control number below, you will) direct Fidelity Management Trust Company, the Trustee of the Savings Plan, to vote a pro rata portion of all shares of stock representing the interests of Savings Plan participants who fail to give voting direction to the Trustee for the May 12, 2026 Annual Meeting of Stockholders. By electing to direct the Trustee's vote of shares which do not represent your interest in the Savings Plan, you become a fiduciary of the Savings Plan for voting such shares. Fiduciary duties are described further in the Savings Plan Summary Plan Description. CONTROL NUMBER: 0123456789012345 You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site. https://www.proxyvote.com Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will be accepted until 11:59 p.m. (ET) on May 7, 2026. Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication. If you would like to receive hard copies of the Annual Meeting materials, please call

4 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by email and delete the message and any attachments from your system. This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Notice of Meeting and Proxy Statement | Annual Report | © 2026 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

1 Toppan Merrill Service From: SPECIMEN <id@proxyvote.com> Sent: Thursday, March 5, 2026 4:07 PM To: Krause, Dominique Subject: #COP26PHIL# CONOCOPHILLIPS Annual Meeting %P47881_0_0123456789012345_ 0000001% Follow Up Flag: Follow up Flag Status: Flagged This Message Is From an External Sender This message came from outside your organization. Use caution when clicking links or opening attachments. Report suspicious emails by clicking the "Report" button in your Outlook toolbar or forward to SIRT@Broadridge.com. Be the vote that counts.

2 CONOCOPHILLIPS 2026 Annual Meeting May 12, 2026 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of March 18, 2026 Vote Common Shares by: May 11, 2026 Control Number: 0123456789012345 The 2026 Annual Meeting of Stockholders of ConocoPhillips will be held via live webcast on May 12, 2026 at 9:00 a.m. Central Time. You may attend the virtual meeting by clicking the following link. You will also need the control number below to enter the meeting.

3 Attend the Virtual Meeting https://www.virtualshareholdermeeting.com/COP2026 Our records indicate that either (i) you have elected to receive electronic copies of the annual meeting materials OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials. We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website above. You must enter your CONTROL NUMBER to vote. CONTROL NUMBER: 0123456789012345 You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site. https://www.proxyvote.com Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. For most stockholders, internet voting through the voting website will be accepted until 11:59 p.m. (ET) on May 11, 2026. If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system. This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000

4 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Annual Report | Notice of Meeting and Proxy Statement | © 2026 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement